Income Taxes - Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 6,596	$ 8,732
Share-based compensation	274	273
Investments	128	123
Lease right-of-use assets	1	4
Other	(25)	(16)
Deferred Tax Assets, Gross, Total	6,974	9,116
Less: valuation allowance	$ (6,974)	$ (9,116)	$ (11,064)	$ (11,880)